Exhibit 10.4
AMENDED, RESTATED AND CONSOLIDATED PROMISSORY NOTE
(FIXED B-1)

$84,000,000.00	February 14, 2007
Loan No. 706-107-029
FOR VALUE RECEIVED, AMB-SGP CALIFORNIA, LLC, a Delaware limited liability company, AMB-SGP CIF-CALIFORNIA, LLC, a Delaware limited liability company, AMB-SGP CIF-I, LLC, a Delaware limited liability company, AMB-SGP DOCKS, LLC, a Delaware limited liability company, AMB-SGP GEORGIA, LLC, a Delaware limited liability company, AMB-SGP CIF-ILLINOIS, L.P., a Delaware limited partnership, AMB-SGP TX/IL SUB, LLC, a Delaware limited liability company (each a “Borrower”, collectively, "Borrowers”), promise to pay to the order of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation whose address is 2200 Ross Avenue, Suite 4900E, Dallas, Texas 75201 (together with their respective successors and assigns, collectively, “Lender”), the principal sum of EIGHTY-FOUR MILLION AND NO/100 U.S. DOLLARS ($84,000,000.00), with interest on the unpaid balance (“Balance”) at the rate of FIVE AND NINETY HUNDREDTHS PERCENT (5.90%) per annum (“Note Rate”) from and including the date of the disbursement of Loan proceeds under this Note (“Funding Date”) until and including Maturity (defined below). Capitalized terms used without definition shall have the meanings ascribed to them in that certain Collateral Loan Agreement dated of even date herewith by and between Borrower and Lender (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the provisions thereof, the “Loan Agreement”) or in the Instrument (defined below).
     1. Regular Payments. Principal and interest shall be payable as follows:
          (a) Interest from and including the Funding Date to and including March 4, 2007 shall be due and payable on the Funding Date.
          (b) Principal and interest shall be paid in monthly installments of Five Hundred Eighteen Thousand Nine Hundred and Fifteen Dollars and 87/100 ($518,915.87) each, commencing on April 5, 2007 and continuing on the fifth (5th) day of each succeeding month to and including the Maturity Date. Each payment due date is referred to as a “Due Date”.
          (c) The entire Obligations (as defined in the Loan Agreement) shall be due and payable on March 5, 2012 (“Maturity Date”). “Maturity” shall mean the Maturity Date or earlier date that the Obligations may be due and payable by acceleration by Lender as provided in the Documents.
          (d) Interest on the Balance for any full month shall be calculated on the basis of a three hundred sixty (360) day year consisting of twelve (12) thirty (30) day months. For any partial month, interest shall be due in an amount equal to (i) the Note Rate divided by 360 multiplied by (ii) the number of days in such month any Balance is outstanding through and including the day of payment.
     2. Late Payment and Default Interest.
          (a) Late Charge. If any payment due under the Documents (other than any payment due on the Maturity Date) is not fully paid by its Due Date, a late charge equal to the lesser of (i) four percent (4%) of such payments, or (ii) the maximum amount allowed by law (the “Late Charge”) shall be assessed and be immediately due and payable. The Late Charge may be assessed only once on each overdue payment. These charges shall be paid to defray the expenses incurred by Lender in handling and processing such delinquent payment(s) and to compensate Lender for the loss of the use of such funds. Late Charge shall be secured by the Documents. The imposition of the Late Charge and/or requirement that interest be paid at the Default Rate (defined below) shall not be construed in any way to (i) excuse Borrower from its obligation to make each payment under this Note promptly when due or (ii) preclude Lender from exercising any rights or remedies available under the Documents upon an Event of Default.
          (b) Acceleration. Upon an Event of Default, including a breach of Section 2.1 of the Loan Agreement, Lender may declare the Balance, unpaid accrued interest, the applicable Prepayment Premium (defined below) and all other Obligations immediately due and payable in full.
          (c) Default Rate. Upon an Event of Default or at Maturity, whether by acceleration (due to a voluntary or involuntary default) or otherwise, the entire Obligations (excluding accrued but unpaid interest if prohibited by law) shall bear interest at the Default Rate. The “Default Rate” shall be the lesser of (i) the maximum rate allowed by law or (ii) five percent (5%) plus the greater of (A) the Note Rate or (B) the prime rate (for corporate loans at large United States money center commercial banks) published in The Wall Street Journal on the first Business Day (defined below) of the month in which the Event of Default or Maturity occurs or continues and on the first Business Day of every month thereafter. The term “Business Day” shall mean a day on which commercial banks are authorized or required by law to close in New York or in the State where payments made by Borrower are received.
     3. Application of Payments. Before an Event of Default, all payments received under this Note shall be applied in the following order: (a) to unpaid Late Charges and costs of collection; (b) to any Prepayment Premium due; (c) to interest on the Balance; and (d) then to the Balance. After an Event of Default, all payments shall be applied in any order determined by Lender in its sole discretion.
     4. Prepayment. This Note may only be prepaid in strict accordance with the provisions of the Loan Agreement.
     5. No Usury. Under no circumstances shall the aggregate amount paid or to be paid as interest under this Note exceed the highest lawful rate permitted under applicable usury law (“Maximum Rate”). If under any circumstances the aggregate amounts paid on this Note shall include interest payments which would exceed the Maximum Rate, Borrower stipulates that payment and collection of interest in excess of the Maximum Rate (“Excess Amount”) shall be deemed the result of a mistake by both Borrower and Lender and Lender shall promptly credit the Excess Amount against the Balance or refund to Borrower any portion of the Excess Amount which cannot be so credited.
     6. Security and Documents Incorporated. This Note is the Fixed B-1 Note referred to and secured by, among other security, the Instruments (as defined in the Loan Agreement) and certain other Documents, which contain provisions for the acceleration of the maturity of this Note upon the occurrence of certain described events. Borrower shall observe and perform all of the terms and conditions in the Documents. The Documents are incorporated into this Note as if fully set forth in this Note.
     7. Treatment of Payments. All payments under this Note shall be made, without offset or deduction, (a) in lawful money of the United States of America at the office of Lender or at the place (and in the manner) Lender may specify by written notice to Borrower, (b) in immediately available federal funds, and (c) if received by Lender prior to 2:00 p.m. local time at such place, shall be credited on that day or else, at Lender’s option, shall be credited on the next Business Day. Initially (unless waived by Lender), and until Lender shall direct Borrower otherwise, Borrower shall make all payments due under this Note in the manner set forth in Section 3.13 of the Instrument. If any Due Date falls on a day which is not a Business Day, then the Due Date shall be deemed to have fallen on the next succeeding Business Day.
     8. Limited Recourse Liability. Except to the extent set forth in this Paragraph 8 and Paragraph 9 of this Note, Borrower shall not have any personal liability for the Obligations. Notwithstanding the preceding sentence, Lender may bring a foreclosure action or other appropriate action to enforce the Documents or realize upon and protect the Property (including, without limitation, naming Borrower in the actions) and in addition BORROWER SHALL HAVE PERSONAL LIABILITY FOR:
          (a) the indemnification provisions set forth in Sections 8.03, 8.04, 8.05, 8.06 and 8.07 of the Instrument, the Environmental Indemnity Agreement, the ERISA Indemnity and any guaranties, master leases, or similar instruments furnished in connection with the Loan;
          (b) any unpaid assessments and taxes (accrued and/or payable during the term of the Loan) with respect to the Property;
          (c) (i) any unapplied security deposits (A) not turned over or paid to Lender upon foreclosure, sale (pursuant to power of sale), or conveyance in lieu thereof, or (B) not turned over or paid to a receiver or trustee for the Property after appointment; and (ii) any prepaid rents or prepaid expenses of tenants (to the extent of any such amounts which are applicable to any period after a default under the Documents) (A) not turned over or paid to Lender upon foreclosure, sale (pursuant to power of sale), or conveyance in lieu thereof, or (B) not turned over or paid to a receiver or trustee for the Property after appointment;
          (d) any insurance proceeds or condemnation awards neither turned over to Lender (to the extent required by the Instrument) nor used in compliance with Sections 3.07 and 3.08 of the Instrument;
          (e) if Borrower executes an amendment or termination of any Lease without Lender’s prior written consent (and Lender’s consent was required under the Documents; except that if the sole reason why Lender’s consent is required is because of the existence of a Potential Event of Default (as defined in the Loan Agreement), then execution by Borrower of an amendment or termination of a Lease at the time such Potential Event of Default exists shall not give rise to any personal liability on the part of Borrower unless it had actual knowledge of the existence of such Potential Event of Default), Borrower shall have personal liability for the greater of:
               (i) the present value (calculated at the Discount Rate) of the aggregate total dollar amount (if any) by which (A) rental income and/or other tenant obligations prior to the amendment or termination of such Lease exceeds (B) rental income and/or other tenant obligations after the amendment or termination of such Lease (with consideration given to a replacement lease, if any, having been consummated); or
               (ii) any termination fee or other consideration paid;
          (f) waste of the Property (which shall not include a failure to rebuild after a casualty or condemnation to the extent Restoration is not required under Sections 3.07 or 3.08 of the Instrument, as applicable);

          (g) any rents or other income from the Property received by Borrower after an Event of Default under the Documents and not otherwise applied to the Obligations evidenced by this Note or to the current (not deferred) operating expenses of the Property; PROVIDED, HOWEVER, THAT BORROWER SHALL HAVE PERSONAL LIABILITY for amounts paid as expenses to a person or entity related to or affiliated with Borrower unless the payments are expressly permitted in the Documents; provided, however, that if a person or entity that is related to or affiliated with Borrower is the property manager of the Property, it may be paid management fees for the management of the Property and Borrower shall not have personal liability for the amounts paid to such person or entity so long as (i) the management fees do not exceed the customary management fees in the market area, (ii) no management fees are paid in advance, and (iii) all other expenses of the Property (including reserves for taxes, insurance, and similar matters) have been paid or funded prior to the payment of any management fees to such person or entity;
          (h) Borrower’s failure to maintain any letter of credit required under the Documents, if any;
          (i) any security deposit (a “Security Deposit”) cashed or applied by Borrower or any termination fee, cancellation fee or any other fee (collectively, a “Termination Fee”) received by Borrower (x) in connection with a lease termination, cancellation or expiration within three (3) months prior to or after an Event of Default under the Documents, (y) which is greater than one month’s base rent for the Lease to which the Security Deposit and/or Termination Fee applies, and (z) which is not paid to Lender (or an escrow agent selected by Lender) to be disbursed for the payment of Lender approved (1) tenant improvements and/or (2) market leasing commissions;
          (j) following a default under the Documents, all reasonable attorneys’ fees, including the reasonable allocated costs of Lender’s staff attorneys, and other expenses incurred by Lender in enforcing the Documents if Borrower contests, delays, or otherwise hinders or opposes (including, without limitation, the filing of a bankruptcy) any of Lender’s enforcement actions; provided, however, that if in such action Borrower successfully proves that a default under the Documents did not occur, Borrower shall not be required to reimburse Lender for such attorneys’ fees, allocated costs and other expenses;
          (k) there shall be a breach or violation of Section 2.11 of any of the Instruments;
          (l) without the prior written consent of the Lender, if Borrower or its affiliate shall (i) terminate, amend, revoke, modify or contradict any Bank Direction Letter (as defined in the Cash Management Agreement), (ii) direct, cause or permit Clearing Bank (as defined in the Cash Management Agreement) to transfer funds in the Sweep Accounts (as defined in the Cash Management Agreement) other than to the Clearing Account (as defined in the Cash Management Agreement), or (iii) direct or cause any Tenant or any other Person to pay any amount in any manner other than as provided specifically in the Documents; or
          (m) any amounts for which Borrower or Lender becomes liable pursuant to Section 8.0 of that certain Exclusive Broker Leasing Agreement between AMB Property, L.P. and Corporate National Realty, LLC dated June 10, 2006 relating to the Property known as JFK Airgate Center.
          Notwithstanding anything to the contrary contained in this Paragraph 8, if a Cash Management Period (as defined in the Cash Management Agreement) is in effect, Borrower shall only have personal liability under Paragraph 8(b) or 8(f) above to the extent that: (A) (i) all amounts then due and payable to Lender under the Documents (provided that if the Notes have been accelerated then the amount considered to be due and payable for purposes of clause (i) shall be the amount that would have been due and payable under the Documents if the Notes had not been accelerated) and (ii) all amounts otherwise required to be paid by Borrower pursuant to the Documents in connection with the operation, maintenance, repair or restoration of the Property and exceeds (B) (i) any amounts that Lender has applied in reduction of the principal balance of Notes as a result of the acceleration of the Notes (i.e. amounts in excess of regularly scheduled payments of principal) and (ii) the amount of any funds in the Clearing Account (as defined in the Cash Management Agreement) and Cash Management Account (as defined in the Cash Management Agreement).
     9. Full Recourse Liability. Notwithstanding the provisions of Paragraph 8 of this Note, BORROWER SHALL HAVE PERSONAL LIABILITY for the Obligations if:
          (a) there shall be any material breach or violation of Section 2 of the Loan Agreement; or
          (b) there shall be any fraud or intentional misrepresentation by Borrower in connection with the Property, the Documents, the Loan application, or any other aspect of the Loan; provided, however, that to the extent any such fraud or intentional misrepresentation relates only to one or more Properties, but not all of the Properties, then personal liability under this Section 9(b) shall extend only to the amount of the Obligations (including Interest at the Note Rate during the pendency of any litigation involving title to any Property, whether before or after a foreclosure of such Property) pertaining to the Properties as to which such fraud or intentional misrepresentation shall have occurred;
          (c) the Property or any part thereof shall become an asset in (i) a voluntary bankruptcy or insolvency proceeding or (ii) an involuntary bankruptcy or insolvency proceeding which is not dismissed within ninety (90) days of filing; provided, however, that this Paragraph 9(c) shall not apply if an involuntary bankruptcy is filed by Lender;
          (d) any assets of Guarantor (as defined in the Loan Agreement) shall become an asset in (i) a voluntary bankruptcy or insolvency proceeding or (ii) an involuntary bankruptcy or insolvency proceeding which is not dismissed within ninety (90) days of filing; provided, however, that this Paragraph 9(d) shall not apply if an involuntary bankruptcy is filed by Lender; or
          (e) there shall be a breach or violation of Section 8.23(a) or Section 8.23(b) of the Loan Agreement; provided that Borrower’s liability under this Paragraph 9(e) shall be the Allocated Loan Amount attributable to the Property known as Alvarado Business Center as set forth on Exhibit A to the Loan Agreement.
     10. Recourse Limitations. Notwithstanding anything to the contrary in Paragraphs 8 and 9 hereof, Lender acknowledges and agrees that the obligations and liability of Borrower hereunder shall be limited to the property and assets of the Borrower only, and no other recourse shall be had to any of the property or assets of any other partners, members, trustees, beneficiaries, officers, directors, shareholders, employees or agents of the Borrower, or any of their respective partners, members, trustees, beneficiaries, officers, directors, shareholders, employees or agents.
     11. Joint and Several Liability. This Note shall be the joint and several obligation of all makers, endorsers, guarantors and sureties, and shall be binding upon them and their respective successors and assigns and shall inure to the benefit of Lender and its successors and assigns.

     12. WAIVER OF TRIAL BY JURY. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM FILED BY EITHER PARTY, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN, THE DOCUMENTS, OR ANY ALLEGED ACTS OR OMISSIONS OF LENDER IN CONNECTION THEREWITH.
     13. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York.
     14. Amend, Restate and Consolidate. This Note together with the Fixed A-1 Note, Floating A-2 Note and Floating B-2 Note (i) amends, restates and increases the principal amounts of those certain promissory notes set forth in Exhibit A attached hereto (the “Other Notes”) and (ii) does not constitute a novation with respect to any indebtedness evidenced by the Other Notes.
[Signatures on following page]
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     IN WITNESS WHEREOF, this Note has been executed by Borrower as of the date first set forth above.

BORROWERS:

AMB-SGP CALIFORNIA, LLC,
a Delaware limited liability company

By:	AMB-SGP Operating Partnership,
a Delaware limited partnership,
its sole member

	By:	AMB Property, L.P.,
a Delaware limited partnership,
its general partner

		By:	AMB Property Corporation,
a Maryland corporation,
its general partner

			By:	/s/ Gayle P. Starr
Name: Gayle P. Starr
Title: Senior Vice President

AMB-SGP CIF-CALIFORNIA, LLC,
a Delaware limited liability company

By:	AMB-SGP Operating Partnership,
a Delaware limited partnership,
its sole member

	By:	AMB Property, L.P.,
a Delaware limited partnership,
its general partner

		By:	AMB Property Corporation,
a Maryland corporation,
its general partner

			By:	/s/ Gayle P. Starr
Name: Gayle P. Starr
Title: Senior Vice President

AMB-SGP CIF-I, LLC,
a Delaware limited liability company

By:	AMB-SGP Operating Partnership,
a Delaware limited partnership,
its sole member

	By:	AMB Property, L.P.,
a Delaware limited partnership,
its general partner

		By:	AMB Property Corporation,
a Maryland corporation,
its general partner

			By:	/s/ Gayle P. Starr
Name: Gayle P. Starr
Title: Senior Vice President

AMB-SGP DOCKS, LLC,
a Delaware limited liability company

By:	AMB-SGP Operating Partnership,
a Delaware limited partnership,
its sole member

	By:	AMB Property, L.P.,
a Delaware limited partnership,
its general partner

		By:	AMB Property Corporation,
a Maryland corporation,
its general partner

			By:	/s/ Gayle P. Starr
Name: Gayle P. Starr
Title: Senior Vice President

AMB-SGP GEORGIA, LLC,
a Delaware limited liability company

By:	AMB-SGP Operating Partnership,
a Delaware limited partnership,
its sole member

	By:	AMB Property, L.P.,
a Delaware limited partnership,
its general partner

		By:	AMB Property Corporation,
a Maryland corporation,
its general partner

			By:	/s/ Gayle P. Starr
Name: Gayle P. Starr
Title: Senior Vice President

AMB-SGP CIF-ILLINOIS, L.P.,
a Delaware limited partnership

By:	AMB-SGP CIF-Illinois GP LLC,
a Delaware limited liability company,
its general partner

	By:	AMB Property II, L.P.,
a Delaware limited partnership,
its sole member

		By:	Texas AMB I, LLC,
a Delaware limited liability company,
its general partner

			By:	AMB Property Holding Corporation,
a Maryland corporation,
its sole member

				By:	/s/ Gayle P. Starr
Name: Gayle P. Starr
Title: Senior Vice President

AMB-SGP TX/IL SUB, LLC,
a Delaware limited partnership

By:	AMB SGP TX/IL, LP,
a Delaware limited liability company,
its sole member

	By:	AMB Property II, L.P.,
a Delaware limited partnership,
its general partner

		By:	Texas AMB I, LLC,
a Delaware limited liability company,
its general partner

			By:	AMB Property Holding Corporation,
a Maryland corporation,
its sole member

				By:	/s/ Gayle P. Starr
Name: Gayle P. Starr
Title: Senior Vice President

EXHIBIT A
Other Notes
1. Amended, restated and consolidated mortgage note (GA/NY) dated March 15, 2005, executed by AMB-SGP TX/IL, L.P., a Delaware limited partnership, AMB-SGP California, LLC, a Delaware limited liability company and AMB-SGP Georgia, LLC, a Delaware limited liability company, payable to The Prudential Insurance Company of America, a New Jersey corporation;
2. (i) Promissory Note in the amount of $31,872,000.00 dated September 20, 2001 made by AMB-SGP GEORGIA, LLC, a Delaware limited liability company, and AMB-SGP TX/IL, L.P., a Delaware limited partnership, payable to The Prudential Insurance Company of America, a New Jersey corporation, (ii) Promissory Note in the amount of $9,843,000.00 dated September 20, 2001 made by AMB-SGP GEORGIA, LLC, a Delaware limited liability company, and AMB-SGP TX/IL, L.P., a Delaware limited partnership, payable to The Prudential Insurance Company of America, a New Jersey corporation, (iii) Promissory Note in the amount of $9,051,000.00 dated September 20, 2001 made by AMB-SGP GEORGIA, LLC, a Delaware limited liability company, and AMB-SGP TX/IL, L.P., a Delaware limited partnership, payable to The Prudential Insurance Company of America, a New Jersey corporation, and (iv) Promissory Note in the amount of $1,934,000.00 dated September 20, 2001 made by AMB-SGP GEORGIA, LLC, a Delaware limited liability company, and AMB-SGP TX/IL, L.P., a Delaware limited partnership, payable to The Prudential Insurance Company of America, a New Jersey corporation;
3. Secured Promissory Note in the amount of $12,700,000.00 dated October 28, 1997 made by Airgate Associates, LLC, a New York limited liability company, payable to AUSA Life Insurance Company, Inc., a New York corporation (n/k/a Transamerica Financial Life Insurance Company, a New York corporation);
4. Note in the amount of $2,500,000.00 dated June 19, 1985 executed by Airgate Associates, a New York general partnership, payable to National Westminster Bank USA;
5. Mortgage Note in the amount of $500,000.00 dated September 19, 1986 executed by Airgate Associates, a New York general partnership, payable to National Westminster Bank USA;
7. Note in the amount of $3,200,000.00 dated January 30, 1987 executed by Airgate Associates Second, a New York general partnership, payable to National Westminster Bank USA;
8. Restated Promissory Note in the amount of $3,850,000.00 dated December 14, 1987 executed by Airgate Associates Second, a general partnership organized and existing under the laws of the State of New York, payable to The Dime Savings Bank of New York, FSB;

9. Restated Promissory Note in the amount of $3,150,000.00 dated December 14, 1987 executed by Airgate Associates, a general partnership organized and existing under the laws of the State of New York, payable to The Dime Savings Bank of New York, FSB;
10. Note in the amount of $4,300,000.00 dated December 18, 1987 executed by Airgate Associates Third, a New York general partnership, payable to National Westminster Bank USA;
11. Note in the amount of $2,600,000.00 dated August 3, 1988 executed by Airgate Associates Fourth, a New York general partnership, payable to National Westminster Bank USA;
12. Restated Promissory Note in the amount of $4,500,000.00 dated October 17, 1988 executed by Airgate Associates Third, a general partnership organized and existing under the laws of the State of New York, payable to The Dime Savings Bank of New York, FSB.